                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                -----------------


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                         of the Securities Exchange Act
                                     of 1934


Date of Report (Date of earliest event reported)             February 18, 1999
                                                  -----------------------------

                  AMERICAN INTERNATIONAL PETROLEUM CORPORATION
  ---------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


            Nevada                      0-14905                 13-3130236
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission              (IRS Employer
    of incorporation)                 File Number)           Identification No.)


             440 Madison Avenue, New York, New York      10022
        -----------------------------------------------------------------
            (Address of principal executive offices)   (Zip Code)



Registrant's telephone number, including area code        (212) 688-3333
                                                     ---------------------

                                       N/A
  ---------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.           Other Events.

                  On February 18, 1999, the Registrant issued and sold $10,000,000 principal amount of its 5% convertible secured debentures due 2004 (the "Debentures") and warrants to purchase 2,000,000 shares of common stock to an institutional investor for a purchase price of $10,000,000. The net proceeds from the sale were used primarily to repay certain indebtedness, including $3,500,000 principal amount of our 14% convertible notes due April 21, 2000. The Debentures and warrants were issued pursuant to the exemption from the registration requirements of the Securities Act provided by Section 4(2) of the Securities Act and Rules 506 of the Regulation D promulgated by the SEC under that Section.

                  The Debentures bear interest at the rate of 5% per annum, payable on the last day of each calendar quarter, commencing March 31, 1999, and are payable on February 18, 2004, or earlier upon acceleration following the occurrence of an event of default. Payment of the Debentures is secured by a mortgage and first priority security interest on specified fixed assets located at the Lake Charles, Louisiana refinery of the Company's wholly owned subsidiary, American International Refinery, Inc. The mortgage and security interest will be released at such time as the outstanding principal amount of the Debentures is less than $3,000,000. The Debentures are senior in right of payment to all indebtedness of the Company and its subsidiaries, other than the Company's 14% convertible notes due April 21, 2000, which rank pari passu with the Debentures, and indebtedness secured by accounts receivable, inventory or other assets of the Company and its subsidiaries, other than the fixed assets subject to the mortgage and security interest.

                  The Debentures are convertible into shares of the Company's common stock, at the option of the holder thereof, commencing August 17, 1999, subject to the limitations stated below. The conversion price is equal to the lesser of $1.288 and 85% of the average of the lowest three daily weighted average sales prices of the common stock for the 20 trading days prior to the date upon which the holder gives notice of conversion. The right of conversion is subject to the following limitations:

                         1. The holder may convert the Debentures prior to August 17, 1999 if the closing bid price of the common stock is at least $1.55 per share for five consecutive trading days, except that the number of shares converted and sold on any one day prior to August 17, 1999 may not exceed 10% of the daily sales volume of the common stock.

                         2. The number of shares of common stock that the holder may acquire upon conversion of the Debentures, together with shares beneficially owned by the holder and its affiliates, may not exceed 4.9% of the total outstanding shares of common stock. The holder may change this limitation upon 61 days prior notice to the Company or immediately following a change in control of the Company.

                         3. The conversion price will be reduced if at any time prior to January 18, 2000 the Company issues shares of common stock (or securities convertible, exercisable or exchangeable for common stock) in a private placement at less than $1.288 per share, if a fixed price, or less than the discount specified in the Debentures. In addition, the discount used to determine he conversion rate will be increased by 1% during the first 30 day period and an additional 1.5% during each subsequent 30 day period following June 18, 1999 that the registration statement, referred to below, is not effective.

                  The Company has agreed to file a registration statement for the resale of the shares of common stock that the holder may acquire upon conversion of the Debentures and the warrants.

                  The Company may redeem up to $5,000,000 principal amount of the Debentures during any 90 day period, commencing August 17, 1999, provided that during the 90 day period preceding notice of redemption there has not been an event of default and the Company's registration statement for the resale of the common stock has remained effective. The redemption price for the Debentures will be equal to the greater of (x) 115% of the principal amount, plus accrued but unpaid interest and default payments and (y) the product of the conversion rate and the closing bid price of the common stock on the first trading day after the date a holder notifies the Company that the redemption will be effective.

                  The holder has the right to require redemption of the Debentures, in whole or in part, following a change in control of the Company at a redemption price equal to 130% of the principal amount, plus accrued but unpaid interest and penalties, or if the registration statement has not been declared effective by August 17, 1999, to sell the Debentures to the Company at a purchase price equal to 125% of the principal amount, plus accrued but unpaid interest and penalties.

                  The warrants may be exercised at any time before February 18, 2004, at an exercise price of $2.061 per share, subject to the following limitations:

                         1. The number of shares of common stock that the holder may acquire upon exercise of the warrants, together with shares beneficially owned by the holder and its affiliates, may not exceed 4.9% of the total outstanding shares of common stock. The holder may change this limitation upon 61 days prior notice to the Company or immediately following a change in control of the Company.

                         2. The expiration date of the warrants will be extended if the registration statement is not declared effective by August 17, 1999, or the effectiveness of the registration statement is not continuously maintained thereafter, or if the Company does not obtain and maintain the listing of the shares of common stock that the holder may acquire upon conversion of the Debentures and the exercise of the warrants, or if the Company fails to issue shares of common stock upon conversion of the Debentures.


                  The holder has the right to sell the warrants to the Company if the registration statement is not declared effective by August 17, 1999, for a purchase price equal to (x) the product of the number of shares that the holder may acquire upon exercise (without regard to any limitation concerning beneficial ownership) and the average of the closing bid prices for the common stock during the 10 trading days preceding the notice of redemption, minus (y) the product of the number of shares that the holder may acquire upon exercise (without regard to any limitation concerning beneficial ownership) and the exercise price.

Item 7.           Financial Statements and Exhibits.

                  (c)    Exhibits

                  4.1 Convertible Debenture Purchase Agreement dated February 11, 1999.

                  4.2    Form of 5% Convertible Secured Debenture.

                  4.3    Form of Warrant.

                  4.4    Form of Registration Rights Agreement.

                  4.5    Form of Mortgage and Security Agreement.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             AMERICAN INTERNATIONAL
                                             PETROLEUM CORPORATION


Dated:   March 1, 1999                       By:  s/ Denis J. Fitzpatrick
         New York, New York                       ------------------------------
                                                  Denis J. Fitzpatrick
                                                  Vice President and
                                                  Chief Financial Officer